                                                                    EXHIBIT 10.8



                                      LEASE

         THIS LEASE ("Lease") is made as of the 31 day of May, 1996, by and between Health Science Properties, Inc., a Maryland corporation (hereinafter called "HSP") and Corixa Corporation, a Delaware corporation (hereinafter called "Corixa"). HSP and Corixa are sometime hereinafter referred to as the Parties.

                                    RECITALS

         A. HSP has entered into an agreement to purchase that certain real property and improvements located at 1102 Columbia Street, Seattle, Washington known as the Eklind Building ("Building").

         B. Upon HSP acquiring title to the Building, Corixa desires to lease from HSP a portion of the Building all in accordance with the terms and conditions of this Lease.

         NOW THEREFORE, on the basis of the foregoing facts and in consideration of the mutual covenants, representations and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1.       Lease of Premises

                  1.1 HSP hereby leases to Corixa and Corixa hereby leases from HSP, those certain premises (hereinafter called the "Demised Premises") within the Building. The Demised Premises are crosshatched on the floor plan attached hereto as Exhibit "A-1", and are situated on the floor and suite of this Building as set forth in Section 2.1.2. The real property upon which the Building is located, and all landscaping, and other improvements and appurtenances related thereto, are hereinafter collectively referred to as the "Project", the site plan and legal description for which is attached hereto as Exhibit "A". All portions of the Project which are for the non-exclusive use of Corixa in the Building, including without limitation driveways, sidewalks, parking areas, landscaped areas, service corridors, stairways, elevators, public restrooms and Building lobbies, are hereinafter referred to as "Common Area". Notwithstanding any other provision of this Lease, this Lease shall only become effective upon the closing of the purchase of the Building by HSP.

         2.       Basic Lease Provisions

                  2.1 For convenience of the Parties, certain basic provisions of this Lease are set forth herein. The provisions set forth herein are subject to the remaining terms and conditions of this Lease and are to be interpreted in light of such remaining terms and conditions.

                           2.1.1    Address of the Building:

                                    1102 Columbia Street
                                    Seattle, Washington, 98104

                           2.1.2    Designation of Corixa's Suite:

                                    Suite:  470
                                    Floor:  Fourth

                           2.1.3    (a)  Rentable Area of Demised Premises:

                                         Suite 470  1,232 s.f.

                                    (b)  Rentable Area of Building/Project:

                                            46,303 sq. ft.

                           2.1.4    Monthly Rental Installments of:

                                    1,232 s.f. x $1.42 per s.f. = $1,750.00

                           2.1.5    Corixa's Pro Rata Share:

                                    2.66% of the Building

                           2.1.6    (a)  Estimated Term Commencement Date:

                                         July 1, 1996

                                    (b)  Term Expiration Date:

                                         January 31, 1997

                           2.1.7    Security Deposit: None

                           2.1.8    Permitted Use:

                                    Office use as consistent with the applicable
                                    City of Seattle MIO zoning or other
                                    applicable ordinance.

                           2.1.9    Address for Rent Payment:

                                    251 South Lake Avenue, Suite 535
                                    Pasadena, CA 91101

                           Address for Notices to HSP:

                                    9737 Aero Drive, Suite 140
                                    San Diego, CA 92123
                                    Attention:  Steven Stone

                                    with copies to:

                                    251 South Lake Avenue, Suite 535
                                    Pasadena, CA 91101
                                    Attention:  Joel S.  Marcus

                                    Address for Notices to Corixa:

                                    1124 Columbia Street
                                    Seattle, WA 98104
                                    Attention:  Michelle Burris

                           2.1.10   Guarantor of Lease:  None

                           2.1.11 The following Exhibits are attached hereto and incorporated herein: A, A-1, D, F

         3. The Parties acknowledge that the Demised Premises are currently occupied by Swedish Medical Center. HSP shall use its reasonable efforts to deliver possession of the Demised Premises to Corixa on the approximate date set forth in section 2.1.6 (a). The actual Term Commencement Date shall be the date the HSP tenders possession of the Demised Premises to Corixa. If HSP fails to tender possession of the Demised Premises to Corixa on the Estimated Term Commencement Date for any reason whatsoever, HSP shall have no liability to Corixa for such failure but Corixa shall not be responsible for the payment of any Rent (as defined below) until the actual Term Commencement Date. HSP and Corixa shall each execute and deliver to the other written acknowledgment of the actual Term Commencement Date when such is established, and shall attach it to this Lease as Exhibit "F." However, failure to execute and deliver such acknowledgment shall not affect HSP or Corixa's liability hereunder.

         4. Rent. Corixa shall pay to HSP as monthly rent ("Rent") for the Demised Premises the sum of One Thousand Seven Hundred Fifty and no/100 Dollars ($1,750.00), in advance, commencing on the Term Commencement Date and due on the first day of each month thereafter, continuing until such time as this Lease is terminated. The Rent for any partial month shall be prorated based upon a thirty
(30) day month. Rent payment shall be remitted to HSP at the following address:

                         Health Science Properties, Inc.
                         251 South Lake Avenue, Suite 535
                         Pasadena, CA 91101

Rent not received within five (5) days of its due date shall be subject to a late fee in the amount set forth in Section 13 below.

         5. Operating Costs. HSP shall be responsible for utilities, taxes, insurance and maintenance costs pertaining to the Property which shall include elevator, light, power, heat and other utilities and services in such amounts as presently supplied to the Demised Premises. Corixa shall be responsible for the cost of any utilities or services provided to the Demised Premises in excess of that usually furnished or supplied for similar space in the Building. Corixa shall also be responsible for its own janitorial service, security service, telephone, and such other specialized services that Corixa may require in connection with its use of the Demised Premises.

         6. Security Deposit. No security deposit shall be required of Corixa in conjunction with this Lease of the Property.

         7. Use. The Property shall be used by Corixa, its employees, and its authorized agents for the sole purpose of office use.

         8. Condition of Property. The Demised Premises shall be delivered by HSP to Corixa in its then "as is" condition. Corixa acknowledges that neither HSP nor any agent of HSP has made any representation or warranty with respect to the condition of the Demised Premises, or with respect to the suitability for the conduct of Corixa's business except as expressly set forth in this Lease.

HSP reserves full control over the Demised Premises to the extent not inconsistent with Corixa's enjoyment of the Demised Premises. This reservation includes but is not limited to the right of HSP to subdivide the Property, the right to grant easements, leases and licenses to others and the right to maintain or establish ownership of Property separate from fee title to land. Corixa shall, should HSP so request, promptly join with HSP in execution of such documents as may be reasonably appropriate to assist HSP to implement any such action provided Corixa need not execute any document which is of the nature wherein liability is created in Corixa or if by reason of the terms of such document, Corixa will be deprived of the quiet enjoyment and use of the Demised Premises as granted by this Lease, or if Corixa's use of the Demised Premises will be materially diminished.

         9. Indemnification. Corixa hereby agrees to defend, indemnify and hold harmless HSP, its employees, officers and agents, from and against any and all lawsuits, claims, losses, costs, causes of action, judgments, liabilities, damages and expenses (including but not limited to attorney's fees) of any kind whatsoever, including, but not limited to injury or death to person or damage to property occurring within or about the Property arising directly or indirectly out of Corixa's, its employees, agents, authorized consultants or guests use or occupancy of the Property, or a breach or default by Corixa in the performance or lack of performance of this Lease, except if caused by the sole negligence or willful act of HSP.

         10. Insurance. At all times during which Corixa is conducting any activities on the Property, and at all times during the term of this Lease, Corixa shall, at its own cost and expense, obtain and maintain in effect comprehensive general liability insurance, covering all aspects of Corixa operations, with policies naming HSP as additional insured thereunder, with bodily injury and property damage coverage, both primary and secondary, of at least Two Million Dollars ($2,000,000) combined single limit, and containing an obligation of the insurer to defend all named insureds in the event of any and all claims covered thereby, and shall provide to HSP a certificate evidencing such coverage prior to Corixa entering upon the Property and commencing any activities on the Property and thereafter during the term of this Lease or any extension thereof. The insurance required in this paragraph shall be with an insurance company or companies licensed to do business in the State of Washington. All the insurance policies referred to in this paragraph shall contain a provision that they cannot be canceled without first giving HSP thirty
(30) days' notice in writing of the insurance carriers' intention to do so. Upon written request, HSP shall receive a copy of all such policies and endorsements.

         11. Assignment. Corixa shall not, either voluntarily or by operation of law, directly or indirectly, sell, hypothecate, assign, pledge, sublease, encumber, or otherwise transfer this Lease, or permit or suffer the Property to be used or occupied by anyone other than Corixa without the prior consent of HSP, which consent may be withheld in HSP's sole and absolute discretion.

         12. Default. The failure of Corixa to make any payment of Rent when due, where such failure shall continue for a period of five (5) days after the due date therefor, or the failure of Corixa to perform any other obligation where such failure continues for a period of ten (10) days after written notice thereof from HSP to Corixa, shall constitute a material default and breach of this Lease. In the event of such a default by Corixa, HSP may terminate Corixa's right to possession by any lawful means, in which case this Lease shall terminate and Corixa shall immediately surrender possession of the Property to HSP, and repair and restore the Property to the condition existing prior to Corixa's possession. In addition, if any installment of Rent due from Corixa is not received by HSP within five (5) days of its due date, Corixa shall pay to HSP One Hundred Five and no/100 Dollars ($105.00) as a late fee. No delay or omission in the exercise of any right or remedy of HSP upon default by Corixa shall impair such right or remedy or be construed as a waiver of such default.

         13. HSP's Property. All fixtures attached to, and a part of the Building are, and shall remain, the property of HSP at the termination of this Lease.

         14. Locks. No locks or bolts of any kind shall be placed upon any of the Property or Demised Premises by Corixa, nor any changes be made to existing locks or the mechanism on the Property or Demised Premises thereof without HS P's prior written consent which may be withheld at its sole discretion.

         15. Nuisance. Corixa shall not do or permit anything to be done in or about the Property which shall obstruct or interfere with the rights of other tenants of the Property, or adjoining property users or injure or annoy them or knowingly permit any nuisance or waste in, on or about the Property. No signs or advertisement shall be exhibited, painted or affixed by Corixa on any part of the Property without the prior written consent of HSP except such signage as may be required by government regulation or safety purposes.

         16. Holdover. If Corixa remains in possession of the Demised Premises after the termination of this Lease without the express written consent of HSP, Corixa shall become a tenant at sufferance upon the terms of this Lease except the monthly Rent shall be equal to 150% of the monthly Rent in effect during the last thirty (30) days of the lease term.

         17. Taxes. Corixa shall be responsible for any taxes imposed against any personal property owned, located, used or stored by Corixa within the Property.

         18. Alterations. Corixa shall make no alterations or improvements within or to the Property or Demised Premises, without HSP's prior written consent, which approval HSP may withhold in its sole discretion. Corixa agrees that it shall not obstruct or otherwise interfere with the free access to utilities or service facilities of the Property. Notwithstanding the foregoing, HSP hereby consents to the purchase and installation, by Corixa and at Corixa's sole expense, of a window package air conditioning unit to be installed at the Demised Premises, provided, however, such unit is of a size and type comparable to window air conditioning packages existing at the Building, and that upon the written request of HSP, Corixa shall, at the sole expense, remove the unit and restore the window at termination of this Lease.

         19. Repair and Maintenance. Corixa shall, at its sole cost and expense, keep the Demised Premises in a clean and good condition and repair, and free from damage thereto, ordinary wear and tear excepted, and shall surrender the Property to HSP in as clean and good condition (broom clean and walls patched and painted as necessary) as when received, ordinary wear and tear excepted.

         20. HSP's Entry. HSP and its agents shall have the right, upon reasonable notice to Corixa, to enter the Property, for the purpose of showing the space to prospective tenants, servicing utilities, making repairs and for any other reason related to HSP's ownership and management of the Property.

         21. Estoppel Certificate. Within ten (10) days of written notice from HSP, Corixa shall execute and acknowledge and deliver a statement certifying that this Lease is in full force and effect, or if modified, the nature of the modification; acknowledging there are not to Corixa's knowledge, defaults on the part of HSP hereunder, or specifying such defaults if such are claimed; and setting forth such other information with respect to this Lease as may be requested. Any such information may be relied upon by any prospective purchaser or encumbrancer of the Property. Corixa's failure to deliver such statement within such time shall, at the option of HSP, constitute a default under this Lease and shall be deemed conclusive upon Corixa that the Lease is in full force and effect and without modification except as represented by HSP in any certificate prepared by HSP and delivered to Corixa for signature.

         22. Time is of the Essence. Time is of the essence with respect to the performance of every provision of this Lease.

         23. Validity. The invalidity, in whole or in part, of any terms or conditions of this Lease, shall not affect the validity of any other terms or conditions.

         24. Prior Agreements. This Lease contains all agreements and understandings of the Parties with respect to any matter mentioned herein. Except as otherwise stated in this Lease, Corixa hereby acknowledges that neither HSP nor any of its employees or agents has made any oral or written warranties or representations to Corixa relative to the condition or use by Corixa of the Property.

         25. Attorney's Fees. If either HSP or Corixa commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the non-prevailing party reasonable attorney's fees and costs of suit. "Prevailing party" shall include a party who dismisses an action for recovery hereunder in exchange for sums allegedly due, performance of covenants allegedly breached or consideration substantially equal to the relief sought in the action. This Lease shall be construed and enforced according to the laws of the State of Washington. The parties acknowledge that in the event of any dispute concerning this Lease, that any lawsuit or other action shall be filed only in the courts of the COUNTY OF KING, WASHINGTON.

         26. Liens. Corixa shall keep the Property, free from any liens arising out of any work performed, materials furnished or obligations incurred by Corixa and agrees that any mechanics lien filed against the Property for work claimed to have been done for, or for materials claimed to have been furnished to Corixa shall be discharged by Corixa, at its sole expense, within ten (10) days after Corixa's receipt of written notice from HSP.

         27. Limitation of HSP's Liability. If HSP is in default of this Lease, and as a consequence, Corixa recovers a money judgment against HSP, the judgment shall be satisfied only out of the proceeds of sale received on. execution of the judgment and levy against the right, title and interest of HSP in the Property, and out of rent or other income from such real property receivable by HSP or out of the consideration received by HSP from the sale, financing, refinancing, or other disposition of all or any part of HSP's right, title, and interest in the Property. The shareholders, directors, officers, employees, and/or agents of HSP shall not be personally liable and no shareholder, director, officer, employee or agent of HSP shall be sued or named as a party in any suit or action or service of process made against any shareholder, director, officer, employee or agent of HSP. The covenants of this Section 28 shall survive the termination of this Lease.

         28. Rules and Regulations. Corixa shall have the non-exclusive right, in common with others, to use the Common Areas, subject to the rules and regulations adopted by HSP and attached hereto as Exhibit "D" together with such other reasonable and nondiscriminatory rules and regulations as are hereafter promulgated by HSP in its discretion (the "Rules and Regulations").

         29. Parking. Corixa shall have no right to use ally parking facilities serving the Building.

         30. Brokers. Corixa represents and warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Corixa agrees to defend and indemnify HSP from claims by any broker asserting entitlement to a commission by reason of representing Corixa in procuring this Lease.

         31. Hazardous Materials/Prohibition/Compliance. Corixa shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept or used in or about the Demised Premises or the Project in violation of applicable law by Corixa, its agents, employees, contractors or invitees. If Corixa breaches the obligation stated in the preceding sentence, or if, as a result of Corixa, the presence of Hazardous Materials results in contamination of the Demised Premises, the Building, the Project or any adjacent Property or if, as a result of Corixa, contamination of the Demised Premises, the Building, the Project or any adjacent Property by Hazardous Material otherwise occurs during the term of this Lease or any extension or renewal hereof or holding over hereunder, then Corixa shall indemnify, defend and hold HSP, its agents and contractors harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including without limitation diminution in value of the Demised Premises or any portion of the Project, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Demised Premises or Project, damages arising from any adverse impact on marketing of space in the Demised Premises or the Project, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease term as a result of such contamination. This indemnification of HSP by Corixa includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the air, soil or ground water above on or under the Demised Premises. Without limiting the foregoing, if the presence of any Hazardous Material on the Demised Premises, the Building, the Project or any adjacent Property, caused or permitted by Corixa results in any contamination of the Demised Premises, the Building, the Project or any adjacent Property, Corixa shall promptly take all actions at its sole expense as are necessary to return the Demised Premises, the Building, the Project or any adjacent Property, to the condition existing prior to the time of such contamination, provided that FISP s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Demised Premises, the Building or the Project.

         32. Notices. Any notice, consent, demand, bill, statement, or other communication required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given three (3) business days after time when deposited in United States Mail if sent by registered or certified mail, addressed to Corixa or HSP at the addresses shown in Section 2.1.9 above.

         Either party may, by notice to the other given pursuant to this Section, specify additional or different addresses for notice purposes. Notices hereunder may also be given by reputable overnight courier and shall be deemed given one (1) business days after deposited with a reputable overnight courier service, addressed as set forth above.

         33. Authority. That individual or those individuals signing this Lease guarantee, warrant and represent that said individual or individuals have the power, authority and legal capacity to sign this Lease on behalf of and to bind all entities, corporations, partnerships, joint venturers or other organizations and/or entities on whose behalf said individual or individuals have signed.

The Parties hereto have executed this Lease at Seattle, Washington on the date set forth above.

HEALTH SCIENCE PROPERTIES, INC.         CORIXA CORPORATION


By:  /s/ GARY KREITZER                  By:  /s/ MARK MCDADE
    ------------------------------          ------------------------------
Name:  Gary Kreitzer                    Name:  Mark McDade
      ----------------------------            ----------------------------
Title:  Senior Vice President           Title:  COO
       ---------------------------             ---------------------------

                                   EXHIBIT "A"

                      [SCHEMATIC FOR EKLIND HALL PROPERTY]

                                  EXHIBIT "A-1"

                            [FLOOR PLAN OF PROPERTY]

                                   EXHIBIT "D"

                              RULES AND REGULATIONS

                                       -1-

         The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or hall shall not be obstructed or used for any purpose other than ingress or egress.

                                       -2-

         No awnings or other projections shall be attached to the outside walls of the Building.

         The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed, nor shall any bottles, parcels or other articles be placed on the windowsills. If Tenant desires window curtains, the same must be of such uniform shape, color, material and make as may be prescribed by Landlord. Neither the interior not the exterior of any windows shall be coated or otherwise sunscreened without Landlord's prior written consent.

         No sign, advertisement or notice shall be exhibited, painted or affixed by Tenant on any part of or so as to be seen from the outside of, its Premises or the Building without Landlord's prior written consent. in the event of Tenant's violation of the foregoing, Landlord may remove the same without any liability and may charge the expense incurred in such removal to Tenant. All signs whether on doors, directory tablets or elsewhere, shall be inscribed, painted or affixed for Tenant by Landlord at the expense of Tenant, and shall be of a size, color and style acceptable to Landlord.

         The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of Tenant only; and Landlord reserves the right to exclude any other names therefrom, and each and every name in addition to the name of Tenant placed upon such bulletin board or directory, shall be subject to Landlord's prior written consent (and if approved by Landlord, all costs therefor shall be paid by Tenant). Any such listings or representations, once installed, shall be subject to relocation or removal upon Landlord's written request for any reason (except that any such relocations or removals at Landlord's request, unless such request is based upon Tenant's breach of the Lease, of which these Rules and Regulations are a part, shall be paid for by Landlord), and Tenant shall pay for the removal of any such listings or representations upon its departure from its Premises. Tenant shall be entitled to one column line of such bulletin board or directory.

All doors opening into public corridors shall be kept closed, except when being used for ingress and egress.

                                       -7-

Except as allowed under Tenant's Lease, Tenant shall not mark, paint, drill or bore into, cut or string wires in, lay linoleum or other floor coverings in, or in any way deface any part of its Premises or the Building, except with Landlord's prior written consent and as Landlord may direct.

                                       -8-

All keys shall be obtained from Landlord and neither Tenant, its agents or employees shall have any duplicate keys made. Except in such areas as Tenant and Landlord may agree are confidential or "security" spaces, no additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanisms thereof. Tenant must, upon the termination of its tenancy, give to Landlord all keys pertaining to the Premises and the Building, and in the event of the loss of any keys so furnished, Tenant shall pay Landlord the cost of replacing same or of changing the lock or locks opened by such lost key(s) if Landlord shall deem it necessary to make such change.

                                       -9-

No windows or other air conditioning or heating units or other similar apparatus shall be installed or used by Tenant without Landlord's prior written consent. Tenant shall not be permitted upon the roof at any time.

                                      -10-

The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures by Tenant of its servants, employees, agents, visitors or licensees shall be borne by Tenant.

                                      -11-

All removals from, or the carrying in or out of the Building of any safes, freight, furniture, heavy or bulky matter of any description, must take place only between the hours of 9:00 and 11:00 A.M., and 2:00 and 4:00 P.M. of days other than Saturdays, Sundays and holidays (no moving being permitted on Saturdays, Sundays or holidays without special permission) and must be made upon previous written notice to Landlord and under its supervision, and the persons employed by Tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes or other heavy or bulky equipment or articles, the weight of which may exceed the floor load for which the Building is designed, or such equipment or articles as may violate any of the provisions of the Lease of which these Rules and Regulations are a part. Tenant shall not use any machinery or other bulky articles in the Premises, even though its installation may have been permitted, which may cause any noise, or jar, or tremor to the floors or walks, or which by its weight might injure the floor of the Building.

                                      -12-

Neither Tenant nor its servants, employees, agents, visitors or licensees shall at any tune bring or keep upon the Premises any flammable, combustible or explosive fluid, chemical or substance, except for a reasonable quantity of such material reasonably necessary for the conduct of Tenant's trade or business.

                                      -13-

Tenant shall not, without Landlord's prior written consent, occupy or permit any portion of the Premises to be occupied or used for other than as provided under
Section 2.1.9 of the Lease. The Premises shall not be used for lodging or sleeping.

                                      -14-

Tenant shall not make, or permit to be made, any unseemly or disturbing noises, or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with it by the use of any musical instrument, radio, phonographs or unusual noise, or in any other way. Neither Tenant nor its servants, employees, agents, visitors or licensees shall throw anything out of doors, windows or skylights or down the passageways.

                                      -15-

No motorized vehicles, birds or non-laboratory animals of any kind shall be brought into or kept in or about Tenant's Premises and no cooking shall be done or permitted by Tenant in its Premises, except that the preparation of coffee, tea, hot chocolate, pastries, sandwiches and similar microwaveable items for Tenant, its employees and visitors shall be permitted provided such activities do not otherwise violate the Lease of which these Rules and Regulations are part and provided power shall not exceed that amount which can be provided by a 30 amp circuit. Tenant shall not cause or permit any unusual or objectionable odors to be produced in or emanate from the Premises.

                                      -16-

There shall not be used in any space, or in the public halls of the Building, any hand trucks except those equipped with rubber tires and side guards.

No vending or coin operated machines shall be placed within the Premises without Landlord's prior written consent.

No person shall be employed by Tenant to do janitorial work in any Common Area of said Building without Landlord's prior written consent. Any person employed by Tenant to do janitorial, maintenance or similar work in the Common Areas with Landlord's consent shall, while in the Building, be subject to and under the control and direction of Landlord or its agent or representative (but not as an agent or servant of Landlord) and Tenant shall be responsible for all acts of such persons.

Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising. Nothing in this provision, however, shall be construed to prevent Tenant from installing reasonable signage at the Building identifying Tenant provided such signage is located at a place and is of a size and is constructed of a material acceptable to Landlord.

Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent same.

                                      -21-

Landlord reserves the right to control access to the Building by all persons after reasonable hours of generally recognized business days and at all hours on Sundays and legal holidays. Tenant shall be responsible for all persons for whom it requests after-hours access and shall be liable to Landlord for all acts of such persons. Landlord assumes no responsibility and shall not be liable for any damage resulting from the admission of any unauthorized person to the Building. Upon request Tenant shall provide Landlord with a description and license plate number of all its personnel's vehicles utilizing parking at the Building.

                                      -22-

Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the Rules and Regulations of the Building.

Landlord and Tenant agree that there shall be no consent to any waiver of any of these Rules or Regulations unless said waiver is done in writing and acknowledged by Landlord.

                                      -24-

Landlord reserves the right at any time to change or rescind any one or more of these Rules or Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises and Building, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord shall not be responsible to Tenant herein or to any other person for the non-observance of the Rules and Regulations by any other tenant or other person. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition to its occupancy of the Premises.

                                   EXHIBIT "E"

                          FORM OF ESTOPPEL CERTIFICATE

         This Tenant Estoppel Certificate (this "Certificate"), dated as of 1995, is executed by _________________________ ("Lessee") in favor of Health
Science Properties, Inc., a Maryland corporation ("Lessor") and _______________ ("______________").

                                    Recitals

         A. Lessee and Lessor have entered into a Lease Agreement dated as of ____________ ("Lease") for a portion of the Property located at
____________________ (the "Property").

         B. Pursuant to the Lease, Lessee has agreed that upon the request of Lessor, Lessee would execute and deliver a tenant estoppel certificate certifying to the status of the Lease.

         C. Lessor has requested that Lessee execute this Certificate. Lessee certifies, warrants, and represents to Lessor and _______ as follows:

                               Section 1. Lessee.

         Lessee is the lessee of the Property (the "Leased Premises"), pursuant to the Lease, a correct copy of which is attached as Exhibit A.

                           Section 2. Leased Premises.

         The Leased Premises consist of ______________ () square feet of the (-) floor of the Property, as more particularly described in the Lease.

                         Section 3. Full Force of Lease.

         As of the date of this Certificate the Lease is in full force, has not been terminated, and is enforceable in accordance with its terms, subject only to any offsets, counter-claims, or defenses of Lessee as set forth in Section 14 hereof.

                         Section 4. Complete Agreement.

         The Lease constitutes the complete agreement between Lessor and Lessee for the Leased Premises and the Property, and no amendments, modifications or extensions to the Lease, either written or oral, currently exist other than
_______________________________________________________________________________
______________________________________________________________________________.

                    Section 5. Acceptance of Leased Premises.

         Lessee has accepted and is currently occupying the Leased Premises.

                             Section 6. Lease Term.

         The term of the Lease commenced on __________ and ends on subject to the following options to extend: ____________________________________________.

                           Section 7. Purchase Rights.

         Lessee has no option, right of first refusal right, of first offer, or other right to purchase all or any portion of the Leased Premises or all or any portion of the Property, except as follows:
____________________________________________________________________________.

                          Section 8. Rights of Lessee.

         Except as expressly stated in this Certificate, Lessee:

         (a) has no right to renew or extend the term of the Lease;

         (b) has no option or other right to purchase all or any part of the Leased Premises or all or any part of the Property;

         (c) has no right, tide; or interest in the Leased Premises, other than as Lessee under the Lease.

                                Section 9. Rent.

         (a) The rent under the Lease is current, and Lessee is not in default in the performance or any of its obligations under the Lease.

         (b) Lessee is currently paying base rent under the Lease in the amount of $______ per month. Lessee has not received and is not entitled to any abatement, refunds, rebates, concessions or forgiveness of rent or other charges, free rent, partial rent, or credits, offsets or reductions in rent, except as follows: _______________________________________.

         (c) Lessee's estimated share of operating expenses, common area charges, insurance, real estate taxes and administrative and overhead expenses is ___% and is currently being paid at the rate of $________ per month.

         (d) To the best of Lessee's knowledge, there are no existing defenses or offsets against rent due or to become due under the terms of the Lease, and there has been no default or other wrongful act or omission by the landlord under the lease or otherwise in connection with Lessee's occupancy of the Leased Premises, except as follows:
_____________________________________________________________________________
_____________________________________________________________________________.
(If none, please state "None").

                          Section 10. Security Deposit.

         The amount of Lessee's security deposit held by Lessor under the Lease is ___________________ Dollars ($____________).

                            Section 11. Prepaid Rent

         The amount of prepaid rent, separate from the security deposit, is Dollars __________________________ ($_______) covering the period from
__________________ to __________________.

                             Section 12. Insurance.

         All insurance, if any, required to be maintained by Lessee under the Lease is presently in effect.

                        Section 13. Tenant Improvements.

         All construction of buildings, site improvements and facilities and interior tenant improvements and other requirements respecting the Leased Premises which Lessor was to have performed in accordance with the terms of the Lease have been performed and completed in all respects and accepted by Lessee, except. All tenant allowances, reimbursements for construction costs and other similar sums agreed to be paid by the landlord respecting the Leased Premises have been paid, except as follows:
_______________________________________________.

                        Section 14. Lessor's Obligations.

         As of the date of this Certificate, to the best of Lessee's knowledge, Lessor has performed all obligations required of Lessor under the Lease; no offsets, counterclaims, or defenses of Lessee under the Lease exist against Lessor; and no events have occurred that, with the passage of time or the giving of notice, would constitute a basis for offsets, counterclaims, or defenses against Lessor, except as follows: __________________________________________
_____________________________________________________________________________.

                      Section 15. Assignments by Landlord.

         Lessee has received no notice of any assignment, hypothecation or pledge of the Lease or rentals under the Lease by Landlord.

                       Section 16. Assignments by Lessee.

         Lessee has not sublet or assigned the Leased Premises or leased any portion thereof to any sublessee or assignee. No one except Lessee and its employees will occupy the Leased Premises. The address for notices to be sent to Lessee is as set forth in the Lease.

                       Section 17. Environmental Matters.

                  (a) To the best of Lessee's knowledge, the use maintenance and operation of the Leased Premises will at all times comply with all applicable federal, state, county and local statutes, laws, rules and regulations of any governmental authorities relating to environmental, health or safety matters (collectively, "Environmental Laws").

                  (b) The undersigned represents and warrants that it has not used, generated, released, discharged, stored or disposed of any hazardous waste, toxic substances or related materials (collectively "Hazardous Materials") on, under, in or about the Leased Premises, or transported any Hazardous Materials to or from the Leased Premises, other than Hazardous Materials used in the ordinary and commercially reasonable course of Lessee's business in compliance with all Environmental Laws. The term "Hazardous Materials" shall mean (a) any "hazardous substance" as such term is presently defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S. C. S 9601 et seq.) and any regulations promulgated thereunder ("CERCLA"), (b) any additional substances or materials which are hereafter incorporated in or added to the definition of "hazardous substances," "hazardous waste," "toxic substances" or "toxic waste" under any other Environmental Law or other law applicable to the Leased Premises or under regulations promulgated pursuant thereto.

                  (c) Lessee will not use the Leased Premises for any activities which, directly or indirectly, involve the use, generation, treatment, storage, transportation or disposal of any petroleum product or any Hazardous Material (other than in the ordinary course of the business to be conducted by Lessee in full compliance with applicable Environmental Laws and in a manner which will not pose a hazard to the Health and safety of the occupants of the Leased Premises or any other property).

                  (d) Lessee has not received any notice, written or oral, of violation of any Environmental Law or of any allegation which, if true, would contradict anything contained herein and there are no writs, injunctions, decrees, orders or judgments outstanding, no lawsuits, claims, proceedings or investigations pending or threatened, relating to the use, maintenance or operation of the Leased Premises, nor is Lessee aware of a basis for any such proceeding.

                       Section 18. Notification by Lessee.

         From the date of this Certificate and continuing until ___________ Lessee agrees to immediately notify Lessor and ________________ at the following addresses, on the occurrence of any event or the discovery of any fact that would make any representation contained in this Certificate inaccurate:

                         Health Science Properties, Inc.
                                 9737 Aero Drive
                                    Suite 140
                           San Diego, California 92123
                               Attn: Alan D. Gold

                  --------------------------------------------
                  --------------------------------------------
                  --------------------------------------------
                  --------------------------------------------


         Lessee makes this Certificate with the knowledge that it will be relied on by __________________________ in agreeing to _______________________________.

         Lessee has executed this Certificate as of the date first written above by the persons named below, who are duly authorized to do so.

                                        LESSEE: _______________________________

                                        By: ___________________________________
                                        Its: __________________________________

                                        Dated: ________________________________

                                   EXHIBIT "F"

                    Acknowledgment of Term Commencement Date

         This acknowledgment is made pursuant to Section 3 of that certain Lease dated ___________, 1996, by and between Health Science Properties, Inc., a Maryland Corporation, Landlord, and ____________________________ a ___________________ corporation, Tenant, with respect to _______________ of
______________________________________________ in the County of
_____________________________, ________________________________________.

         We hereby acknowledge that the Term Commencement Date of the Lease with respect to _________________ is _____________ ___, 1996.



ACCEPTED:

("Landlord")

Health Science Properties, Inc.,
a Maryland Corporation

By: _______________________________

Its: ______________________________

Date: _____________________________


ACCEPTED:

("Tenant")


___________________________________

a ________________ corporation

By: _______________________________

Its: ______________________________

Date: _____________________________